UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2007

VISIPHOR CORPORATION

(Exact name of registrant as specified in its charter)

Canada (State or other jurisdiction of incorporation)	000-30090 (Commission File Number)	None (IRS Employer Identification No.)

Suite 1100 – 4710 Kingsway
Burnaby, British Columbia
Canada V5H 4M2

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (604) 684-2449

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act.

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01

Entry into a Material Definitive Agreement

On July 12, 2007, Visiphor Corporation (the “Company”) entered into a consulting agreement (the “Agreement”) with a certain agent (the “Agent”).  The Agreement is effective July 5, 2007, and provides for the Agent to serve as placement agent for a private placement outside the United States of units the Company intends to complete in 2007.  The Company anticipates that each unit will consist of one common share and one-half of one common share purchase warrant.  Pursuant to the Agreement, the Agent will be paid a fee of 2% of any working capital raised by the Company in cash compensation as a result of the Agent’s referral to investment dealers or corporate finance professionals and 7.5% of any working capital raised as a result of the Agent’s referral to participating investors directly.

A copy of the Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The description of the Agreement above is a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement.

Item 7.01

Regulation FD Disclosure.

Attached as Exhibit 99.1 to this report is a press release dated July 18, 2007.  Such exhibit is being furnished pursuant to this Item 7.01, and shall not be deemed filed under the Securities Exchange Act of 1934, as amended.

Item 9.01

Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.

Description

10.1

Consulting Agreement dated July 5, 2007 between Visiphor Corporation and the Agent named therein

99.1

Press Release dated July 18, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISIPHOR CORPORATION

Date: July 19, 2007

By:

/s/ Sunil Amin

Sunil Amin

Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.

DESCRIPTION

10.1

Consulting Agreement dated July 5, 2007 between Visiphor Corporation and the Agent named therein

99.1

Press Release dated July 18, 2007

EXHIBIT 10.1

[REDACTED]

CONSULTING AGREEMENT

THIS CONSULTING AGREEMENT (the “Agreement”) is made this 5th day of July, 2007 (the “Effective Date”) between [REDACTED] (“[REDACTED]”) and Visiphor Corporation (“Visiphor”).

WHEREAS, Visiphor desires to engage [REDACTED] for certain introduction and consulting services and [REDACTED] desires to provide such services, all on the terms and conditions set out herein;

NOW THEREFORE, in consideration of the mutual covenants contained in this Agreement, the receipt and adequacy of which are hereby acknowledged, [REDACTED] and Visiphor (collectively, the “parties” and each a “party”) agree as follows:

1.

Services.  [REDACTED] shall provide Visiphor with the following services (collectively, the “Services”):

(a)    Explore investment banking and corporate finance opportunities on Visiphor’s behalf with a select group of industry professionals and investment dealers;

(b)    Refer interested investors to Visiphor;

(c)    Provide Visiphor with general consulting and strategic advice on investor presentations and marketing/communications materials, capital markets and financing initiatives.

2.

Fees & Expenses.

(a)    In respect of any capital raised or debt issued (the “working capital”) by Visiphor as a result of [REDACTED] introductions, Visiphor will pay a fee to [REDACTED] as follows: 2% of any working capital raised in cash compensation (plus applicable goods and services taxes thereon) as a result of [REDACTED] referral to investment dealers or corporate finance professionals and 7.5% of any working capital raised as a result of [REDACTED] referral to participating investors directly, payable in cash compensation plus applicable goods and services taxes thereon; and

(b)    Visiphor shall reimburse [REDACTED] for any pre-approved expenses relating to the Services and such payment shall be made upon delivery of an invoice thereto by [REDACTED] to Visiphor.

3.

Term.  This Agreement will commence on July 5th, 2007 and will remain in effect until terminated by the parties.

4.

Applicable Law.  This Agreement shall be construed, interpreted and governed by the laws of Ontario and the parties herein attorn to the exclusive jurisdiction of the Courts of the Province of Ontario in the City of Toronto, Ontario.

5.

Entire Agreement.  The entire agreement with respect to the subject matter of this Agreement is contained herein, including all other agreements and documents referenced herein or relating hereto and in all amendments and modifications in any of the foregoing. This Agreement supercede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties and there are no warranties, representations or other agreements between the parties in connection with the subject matter hereof except as specifically set forth herein and therein.  This Agreement shall enure for the benefit of and be binding on the parties herein and their respective successors and assigns.

6.

Time.  Time shall be of the essence in all respects for this Agreement.

7.

Facsimile and Counterparts. This Agreement may be executed by facsimile copy and in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

IN WITNESS WHEREOF the parties have duly executed this Agreement as of the Effective Date.

[REDACTED]

Visiphor Corporation

Per:

[REDACTED]_________________

Per:

/s/ Roy Trivett

        Name:  [REDACTED]

Name:  Roy Trivett

        Title:    [REDACTED]

Title:  Chief Executive Officer

EXHIBIT 99.1

NEWS RELEASE: FOR IMMEDIATE DISTRIBUTION

New Vice President of Sales and Marketing

VANCOUVER, CANADA, July 18, 2007 – Visiphor Corporation (“Visiphor”) (OTCBB: VISRF; TSX-V: VIS; DE: IGYA) announces that effective July 15, 2007 Mr. Robert Long, currently Director, Business Development, will assume the role of Vice President, Sales & Marketing responsible for all world wide sales and marketing activities of the company.

With a successful executive level track record in the software industry and a Bachelor of Science, Electrical Engineering degree, Mr. Long brings strong technology focused depth to the Visiphor executive management team. His selling experience covers both the healthcare and law enforcement verticals -- Visiphor’s primary growth markets. Previously VP of Marketing and Business Development for MidTech Partners of San Jose, CA, he has also held executive or senior management positions with Actional Corporation, Object Automation, Inc. and Wonderware Corporation.

Mr. Long joined the company in March of 2007 and, building on previous success in working with Microsoft in the U.S., Mr. Long has been focused on the development of Visiphor’s strategy and plans for addressing the U.S. healthcare sector. He has been working closely with the company’s marketing group and comments “I am very excited to expand my responsibilities to include the talented team of sales professionals at Visiphor and with them build on our relationships with valued customers and partners throughout North America and the world.  We have a tremendous opportunity in front of us and I know everyone in the organization is ready to rise to the challenge”.

Al Kassam is assuming the new role of Senior VP and will be responsible for Delivery and Product.

About Visiphor

Visiphor software products and services deliver practical, rapidly deployable solutions that integrate business processes and databases. The Company’s solutions focus on disparate process and data management problems that exist in numerous verticals spanning government, energy, law enforcement, security, healthcare and financial services. Using industry standard Web Services and Service Oriented Architecture (“SOA”), Visiphor delivers a secure and economical approach to true, real-time application interoperability.

Visiphor is a Microsoft Gold Certified Partner. For information about Visiphor or the Company’s products and services, please visit www.visiphor.com.

ON BEHALF OF THE BOARD OF DIRECTORS

“Oliver ‘Buck’ Revell”

Chairman, Visiphor Corporation

Investor and Media Inquiries:

Roy Trivett, CEO

Visiphor Corporation

Phone: +1-604-684-2449 Ext. 234

E-mail: roy.trivett@visiphor.com

The TSX Venture Exchange has not reviewed and does not accept responsibility for the adequacy or accuracy of this news release.

Forward Looking Statements: This press release may contain statements that constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended.  Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements, to differ materially from the anticipated results, performance or achievements expressed or implied by such forward-looking statements.  Factors that could cause actual results to differ materially from anticipated results include the risks and uncertainties described in Visiphor Corporation’s

Form 10-KSB filed with the United States Securities and Exchange Commission.  We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.